Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Trustees of
Federated Equity Funds:

In planning and performing
our audits of the financial
statements of Federated Capital
Appreciation Fund, Federated
Mid Cap Growth Strategies Fund,
and Federated Market
Opportunity Fund, each a
portfolio of Federated Equity Funds
 (collectively, the Funds) as of and
for the year ended October 31,
2010, in accordance with the
standards of the Public Company
Accounting Oversight Board
 (United States), we considered
the Funds' internal control over
financial reporting, including
controls over safeguarding securities,
as a basis for designing our
auditing procedures for the
purpose of expressing our opinion
on the financial statements and to
comply with the requirements of
 Form N-SAR, but not for the purpose
of expressing an opinion
on the effectiveness of the Funds'
internal control over financial
reporting. Accordingly, we
express no such opinion.

Management of the Funds is responsible
for establishing and maintaining
effective internal
control over financial reporting.
In fulfilling this responsibility,
 estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A
company's internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the
transactions and dispositions of the
assets of the company; (2) provide
reasonable assurance that
transactions are recorded as necessary
 to permit preparation of financial
statements in accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the company
are being made in accordance with
authorizations of management and
directors of the company;
and (3) provide reasonable assurance
regarding prevention or timely
detection of the unauthorized
acquisition, use, or disposition of
the company's assets that could
have a material affect on the
financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that
the degree of compliance with the
policies or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their
assigned functions, to prevent or
 detect misstatements on a timely
basis. A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
over financial reporting, such that
there is a reasonable possibility
that a material misstatement of the
 Funds' annual or interim
financial statements will not be
prevented or detected on a timely basis.

Our consideration of the Funds'
internal control over financial
reporting was for the limited
purpose described in the first
 paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under standards
 established by the Public
Company Accounting Oversight
Board (United States). However,
we noted no deficiencies in the
Funds' internal control over
financial reporting and its
operation, including controls over
safeguarding securities that
we consider to be a material
weakness as defined above as of
October
31, 2010.

This report is intended solely
for the information and use of
management and the Board of
Trustees of Federated Equity
Funds and the Securities and
Exchange Commission and is not
intended to be and should not
be used by anyone other than those
 specified parties.



Boston, Massachusetts
December 23, 2010